Capital Group Global Growth Equity ETF
Investment portfolio
August 31, 2024
unaudited

Common stocks 97.57% Information technology 27.21%	Shares	Value (000)
Microsoft Corp.	581,156	$242,424
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,250,040	214,632
ASML Holding NV	179,940	161,511
NVIDIA Corp.	1,345,542	160,617
Broadcom, Inc.	524,080	85,331
Apple, Inc.	263,259	60,286
Synopsys, Inc.[1]	109,077	56,674
Capgemini SE	246,807	51,154
Keyence Corp.	70,300	33,474
Applied Materials, Inc.	157,869	31,141
Shopify, Inc., Class A, subordinate voting shares[1]	400,970	29,700
Arista Networks, Inc.[1]	80,163	28,328
NEC Corp.	252,900	22,256
		1,177,528
Health care 17.10%
Novo Nordisk AS, Class B	1,121,099	155,852
Eli Lilly and Co.	114,459	109,883
Thermo Fisher Scientific, Inc.	124,764	76,739
UnitedHealth Group, Inc.	125,939	74,329
Vertex Pharmaceuticals, Inc.[1]	137,830	68,348
Regeneron Pharmaceuticals, Inc.[1]	56,017	66,363
AstraZeneca PLC	357,898	62,391
Pfizer, Inc.	1,035,301	30,034
Centene Corp.[1]	380,576	30,001
Sanofi	243,367	27,225
Cigna Group (The)	70,862	25,638
Argenx SE (ADR)[1]	24,948	12,906
		739,709
Industrials 15.35%
Safran SA	518,591	113,475
Comfort Systems USA, Inc.	156,851	55,450
Schneider Electric SE	202,850	51,506
ITOCHU Corp.	970,900	51,178
ASSA ABLOY AB, Class B	1,571,917	50,687
Ingersoll-Rand, Inc.	514,346	47,037
Caterpillar, Inc.	130,765	46,565
TransDigm Group, Inc.	33,024	45,349
Copart, Inc.[1]	749,518	39,694
Airbus SE, non-registered shares	240,845	36,958
Johnson Controls International PLC	391,919	28,551
Carrier Global Corp.	307,806	22,402
Techtronic Industries Co., Ltd.	1,524,000	20,541
GT Capital Holdings, Inc.	1,778,310	19,763
Boeing Co.[1]	82,913	14,405
Capital Group Global Growth Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Alliance Global Group, Inc.	79,922,900	$12,924
Ryanair Holdings PLC (ADR)	43,937	4,897
Daikin Industries, Ltd.	23,200	2,938
		664,320
Consumer discretionary 12.51%
LVMH Moët Hennessy-Louis Vuitton SE	139,194	103,751
Chipotle Mexican Grill, Inc.[1]	1,285,094	72,068
Amazon.com, Inc.[1]	306,765	54,758
Prosus NV, Class N	1,397,932	51,813
Renault SA	1,032,206	49,006
Booking Holdings, Inc.	11,547	45,140
MGM China Holdings, Ltd.	24,280,988	32,695
MercadoLibre, Inc.[1]	15,754	32,479
InterContinental Hotels Group PLC	285,628	28,449
Trip.com Group, Ltd. (ADR)[1]	512,614	24,165
Evolution AB	231,879	24,084
Home Depot, Inc.	62,160	22,906
		541,314
Financials 10.69%
Fiserv, Inc.[1]	421,115	73,527
3i Group PLC	1,599,246	66,768
AXA SA	1,749,463	66,525
Aon PLC, Class A	159,817	54,932
Blackstone, Inc.	260,577	37,096
Axis Bank, Ltd.	2,474,614	34,676
Tradeweb Markets, Inc., Class A	262,867	31,081
Citigroup, Inc.	489,480	30,661
Prudential PLC	2,660,450	22,781
Société Générale	940,224	22,688
Banco Bilbao Vizcaya Argentaria, SA	2,049,335	21,724
		462,459
Communication services 4.90%
Alphabet, Inc., Class A	728,839	119,077
Meta Platforms, Inc., Class A	139,761	72,859
Publicis Groupe SA	181,311	19,926
		211,862
Energy 4.15%
Canadian Natural Resources, Ltd. (CAD denominated)	2,217,113	80,251
Schlumberger NV	932,404	41,017
Reliance Industries, Ltd.	997,628	35,913
EOG Resources, Inc.	173,093	22,298
		179,479
Consumer staples 3.56%
Nestlé SA	266,690	28,556
Keurig Dr Pepper, Inc.	735,667	26,933
Philip Morris International, Inc.	216,278	26,665
British American Tobacco PLC	705,438	26,274
Capital Group Global Growth Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Monster Beverage Corp.[1]	533,900	$25,163
Walgreens Boots Alliance, Inc.	2,201,254	20,361
		153,952
Materials 2.10%
Linde PLC	165,527	79,164
First Quantum Minerals, Ltd.	925,814	11,658
		90,822
Total common stocks (cost: $3,535,549,000)		4,221,445
Preferred securities 1.26% Information technology 1.26%
Samsung Electronics Co., Ltd., nonvoting preferred shares	1,213,543	54,507
Total preferred securities (cost: $54,406,000)		54,507
Short-term securities 1.15% Money market investments 1.15%
Capital Group Central Cash Fund 5.30%[2,3]	497,643	49,779
Total short-term securities (cost: $49,776,000)		49,779
Total investment securities 99.98% (cost: $3,639,731,000)		4,325,731
Other assets less liabilities 0.02%		1,019
Net assets 100.00%		$4,326,750
Investments in affiliates3

	Value at 6/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2024 (000)	Dividend or interest income (000)
Short-term securities 1.15%
Money market investments 1.15%
Capital Group Central Cash Fund 5.30%[2]	$64,195	$286,290	$300,687	$(7)	$(12)	$49,779	$723

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 8/31/2024.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Capital Group Global Growth Equity ETF — Page 3 of 5

unaudited
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Capital Group Global Growth Equity ETF — Page 4 of 5

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2024, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP1-305-1024
Capital Group Global Growth Equity ETF — Page 5 of 5